UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23328

FLAT ROCK OPPORTUNITY FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald

Chief Executive Officer

680 S Cache Street, Suite 100

P.O. Box 7403

Jackson, WY 83001 (Address of principal executive offices) (Zip code)

(307) 500-5200

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001

(202) 383-0262

Date of fiscal year end:    December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report
December 31, 2023

Flat Rock Opportunity Fund

FLAT ROCK
GLOBAL
Where Investors Come First

Flat Rock Opportunity Fund	Shareholder Letter
December 31, 2023 (Unaudited)

Fellow FROPX Shareholders:

The Flat Rock Opportunity Fund (the "Fund") had a solid performance in 2023 with an 18.65% return. Since inception in July of 2018, the Fund’s annualized return of 11.74% modestly trailed the S&P 500 Index, but with less than 1/3 of the volatility. Since inception the Fund has significantly outperformed the Bloomberg US High Yield Index and the Morningstar LSTA Leveraged Loan Index.

Fund Performance (Net)(a)

	2023	2022	Annualized Return Since Inception on	Standard Deviation Since Inception on
	Full Year	Full Year	7/2/2018	7/2/2018
Flat Rock Opportunity Fund	18.65%	-2.15%	11.74%	6.54%
S&P 500 Index	26.29%	-18.11%	12.63%	21.02%
Bloomberg US Corporate High Yield Bond Index	13.45%	-11.19%	4.48%	6.16%
Morningstar LSTA U.S. Leveraged Loan Index	13.32%	-0.77%	4.93%	3.71%

(a)	Performance data is per Bloomberg as of 12/31/23, and includes the reinvestment of distributions.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate, so that shares, when repurchased, may be worth more or less than their original cost. Past performance is no guarantee of future results. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

The Fund ended the year with a distribution yield of 14.36%, which was covered by our Fund’s net investment income. Returns for the year were composed of monthly distributions and modest price appreciation in our investments. We believe CLO equity securities are still priced at discounted levels and that there exists the potential for continued price appreciation in our portfolio.

During the year, predictions for a recession abated and the Morningstar LSTA U.S. Leveraged Loan Index increased from 92.44 to 96.23. Increasing loan prices imply less risk of default for the CLO’s loans. When we model projected returns for our CLOs, we generally assume that 2% of the loans will default each year. This projected default rate can be considered a loan loss reserve. At year end our weighted average CLO equity default rate was 1.6% which is favorable to our projections.

During the year the CLO AAA spread declined from 1.85% over SOFR to 1.18%.1 A lower CLO financing cost could provide attractive opportunities for us to refinance our CLOs at more favorable rates or lengthen their reinvestment periods. Both types of transactions have the potential to be accretive to equity returns.

In the CLOs we own, the loans are floating rate based on SOFR and these base rates reset every one-to-six months. Given the structure of CLOs, distributions to CLO equity positions are impacted by changes in base rates, and higher rates should result in higher equity distributions from the CLOs in our portfolio.

Annual Report | December 31, 2023	1

Flat Rock Opportunity Fund	Shareholder Letter
December 31, 2023 (Unaudited)

The Fund has grown to over $341 million of assets at fair market value on December 31, 2023. We think Fund growth has primarily been driven by investors seeking exposure to first lien, secured loans via investments in CLOs. Our Fund offers investors a published daily Net Asset Value, SEC regulation and reporting, minimum 5% quarterly liquidity, and the ability to invest directly into a diversified fund using our ticker, FROPX.

As always, if you have any questions, feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

1)	Palmer Square CLO AAA Index

Glossary: Standard Deviation is measure that provides the dispersion around a mean. The S&P 500 Index or the Standard & Poor's 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The Morningstar LSTA U.S. Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market. The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets.

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/flat-rock-opportunity-fund/. Please read it carefully.

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholder may lose part or all of their investment. We intend to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans. Our investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a returns of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain. ALPS Distributors Inc. serves as our principal underwriter, within the meaning of the 1940 Act, and will act as the distributor of our shares on a best efforts' basis, subject to various conditions.

2	www.flatrockglobal.com

Flat Rock Opportunity Fund	Portfolio Update
December 31, 2023 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Opportunity Fund's (the “Fund") investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE as of December 31, 2023

		Average Annual Returns
	6 Month	1 Year	3 Year	5 Year	Since Inception(1)
Flat Rock Opportunity Fund(2)(6)	13.69%	18.65%	12.97%	13.33%	11.74%
S&P 500 Index(3)	8.04%	26.29%	10.00%	15.69%	12.63%
Bloomberg U.S. Corporate High Yield Bond Index(4)	7.66%	13.45%	1.98%	5.37%	4.48%
Morningstar LSTA U.S. Leveraged Loan Index(5)	6.43%	13.32%	5.76%	5.79%	4.93%

(1)	The Fund commenced operations on July 2, 2018.
(2)	Performance returns are net of management fees and other Fund expenses.
(3)	The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange.
(4)	The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.
(5)	The Morningstar LSTA U.S. Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market.
(6)	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. Investors cannot invest directly in an index.

Flat Rock Opportunity Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

Annual Report | December 31, 2023	3

Flat Rock Opportunity Fund	Portfolio Update
December 31, 2023 (Unaudited)

ASSET ALLOCATION as of December 31, 2023^

^	Holdings are subject to change.
Percentages	are based on total assets of the Fund.

TOP TEN HOLDINGS* as of December 31, 2023

% of Total Investments**
Woodmont 2022-9 Trust	5.33%
Brightwood Capital MM CLO 2023-1, Ltd.	5.30%
Ivy Hill Middle Market Credit Fund XX, Ltd.	5.16%
Guggenheim MM CLO 2023-6 LLC	5.12%
Barings Middle Market CLO 2023-I, Ltd.	5.10%
Churchill Middle Market CLO III, Ltd.	4.87%
Great Lakes CLO 2014-1, Ltd.	4.56%
First American Government Obligations Fund	4.10%
Lake Shore MM CLO V LLC	4.04%
BlackRock MT Hood CLO X LLC	3.11%
46.69%

*	Holdings are subject to change and exclude cash equivalents. Holdings are presented on an individual security basis and may not reflect the Fund's total holdings with respect to one issuer.
**	Percentages are based on the fair value of total investments of the Fund.

4	www.flatrockglobal.com

Flat Rock Opportunity Fund	Portfolio Update
December 31, 2023 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on July 2, 2018 (commencement of operations) and tracking its progress through December 31, 2023.

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the repurchase of fund shares.

Annual Report | December 31, 2023	5

Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2023

	Rate		Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c)(d) - 119.25%
Allegro CLO XIV, Ltd., Subordinated Notes	12.44	%(e)	10/15/2034	$9,000,000	$5,616,164
ALM 2020, Ltd., Subordinated Notes	0.00	%(e)	10/15/2029	8,000,000	3,193,560
Apidos CLO XXXIII, Subordinated Notes	16.94	%(e)	10/24/2034	4,000,000	2,980,733
Bain Capital Credit CLO 2021-3, Ltd., Subordinated Notes	9.95	%(e)	07/24/2034	8,000,000	5,018,829
Barings Middle Market CLO 2023-I, Ltd., Subordinated Notes	18.87	%(e)	01/20/2036	17,000,000	16,796,000
Barings Middle Market CLO Ltd 2021-I, Subordinated Notes	20.36	%(e)	07/20/2033	3,240,000	2,982,235
Benefit Street Partners CLO XXV, Ltd., Subordinated Notes	13.39	%(e)	01/15/2035	9,246,257	7,684,961
BlackRock Baker CLO 2021-1, Ltd., Class VDN	22.10	%(e)	01/15/2034	7,347,140	3,864,403
BlackRock Elbert CLO V LLC, Subordinated Notes	16.04	%(e)	06/15/2034	6,500,000	5,603,903
BlackRock Maroon Bells CLO XI LLC, Subordinated Notes	15.91	%(e)	10/15/2034	7,643,312	3,533,726
BlackRock MT Hood CLO X LLC, Class VDN	18.00	%(e)	04/20/2035	20,600,000	10,239,842
Brightwood Capital MM CLO 2023-1, Ltd., Class SUB1	14.42	%(e)	10/15/2035	14,945,879	11,649,996
Churchill Middle Market CLO III, Ltd., Subordinated Notes	13.05	%(e)	10/24/2033	21,500,000	16,040,308
Churchill Middle Market CLO IV, Ltd., Subordinated Notes	14.19	%(e)	01/23/2032	7,000,000	4,168,277
Dryden 76 CLO, Ltd., Subordinated Notes	3.68	%(e)	10/20/2034	11,300,000	6,921,558
Dryden 92 CLO, Ltd., Subordinated Notes	4.04	%(e)	11/20/2034	10,000,000	6,070,538
Great Lakes CLO 2014-1, Ltd., Subordinated Notes	4.39	%(e)	10/15/2029	26,740,000	15,025,299
Guggenheim MM CLO 2023-6 LLC, Subordinated Notes(i)	0.00	%(e)	01/25/2036	20,000,000	16,852,000
Ivy Hill Middle Market Credit Fund XX, Ltd., Subordinated Notes	15.56	%(e)	04/15/2035	18,000,000	16,976,975
Lake Shore MM CLO V LLC, Subordinated Notes	13.13	%(e)	10/15/2034	22,400,000	13,295,768
LCM 34, Ltd., Income Notes	8.06	%(e)	10/20/2034	8,696,000	5,297,807
Maranon Loan Funding 2021-3, Ltd., Subordinated Notes	24.65	%(e)	01/15/2034	10,000,000	4,565,712
Marble Point CLO XVIII, Ltd., Income Notes	8.69	%(e)	10/15/2034	5,000,000	3,048,899

See Notes to Financial Statements.
6	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2023

	Rate		Maturity	Principal Amount	Value
Marble Point CLO XX, Ltd., Income Notes	9.20	%(e)	04/23/2034	$6,000,000	$3,608,195
New Mountain CLO 1, Ltd., Subordinated Notes	15.71	%(e)	10/15/2034	10,520,364	9,011,131
Oaktree CLO 2019-2, Ltd., Subordinated Notes	29.25	%(e)	04/15/2031	5,000,000	2,516,701
Oaktree CLO 2019-4, Ltd., Subordinated Notes	15.53	%(e)	10/20/2032	9,000,000	5,959,672
OCP CLO 2020-20, Ltd., Subordinated Notes	13.96	%(e)	10/09/2033	6,000,000	4,552,519
Regatta Echo CLO Warehouse(g)(f)	17.30	%(e)	05/12/2024	2,350,000	2,350,000
Sixth Street CLO XXI, Ltd., Subordinated Notes	2.89	%(e)	10/15/2035	2,500,000	1,533,431
Symphony CLO 30, Ltd., Subordinated Notes	7.73	%(e)	04/20/2035	9,227,500	6,611,366
TCP Whitney CLO Ltd., Class SUB2	16.11	%(e)	08/20/2033	3,575,762	2,455,536
TCP Whitney CLO, Ltd., Subordinated Notes	20.42	%(e)	08/20/2033	11,500,000	6,404,482
TCW CLO 2021-2, Ltd., Income Notes	9.56	%(e)	07/25/2034	7,000,000	4,242,544
TCW CLO 2021-2, Ltd., Subordinated Notes	9.50	%(e)	07/25/2034	8,125,000	4,924,778
Voya CLO 2021-1, Ltd., Income Notes	10.08	%(e)	07/15/2034	6,960,000	4,916,885
Voya CLO 2022-1, Ltd., Subordinated Notes	13.80	%(e)	04/20/2035	8,000,000	6,432,352
Woodmont 2022-9 Trust, Subordinated Notes	21.95	%(e)	04/25/2034	17,155,000	17,561,604

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $292,311,989)					$270,508,689

COLLATERALIZED LOAN OBLIGATIONS DEBT(b)(c)(d)(h) - 19.95%

Brightwood Capital MM CLO 2020-1, Ltd., Class ER	3M SOFR + 8.72%		01/15/2031	6,500,000	6,269,217
Brightwood Capital MM CLO 2023-1, Ltd., Class E	3M US SOFR + 10.36%		10/15/2035	5,804,225	5,806,218
Canyon Capital CLO 2017-1, Ltd., Class E	3M US SOFR + 6.51%		07/15/2030	2,000,000	1,812,571
Carlyle US CLO 2017-3, Ltd., Class D	3M US SOFR + 6.37%		07/20/2029	5,550,000	4,658,279

See Notes to Financial Statements.

Annual Report | December 31, 2023	7

Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2023

	Rate	Maturity	Principal Amount	Value
Monroe Capital MML CLO 2017-1, Ltd., Class E	3M US SOFR + 7.61%	04/22/2029	$2,490,000	$2,428,460
Monroe Capital MML CLO IX, Ltd., Class E	3M US SOFR + 8.96%	10/22/2031	1,625,000	1,591,080
Monroe Capital MML CLO XII, Ltd., Class E	3M US SOFR + 8.11%	09/14/2033	2,000,000	1,842,464
Monroe Capital MML CLO XIV LLC, Class E	3M US SOFR + 10.02%	10/24/2034	6,000,000	5,984,570
Mount Logan Funding 2018-1 LP, Class ER	3M US SOFR + 8.72%	01/22/2033	4,250,000	4,030,837
NewStar Fairfield Fund CLO, Ltd., Class DN	3M US SOFR + 7.64%	04/20/2030	3,000,000	2,816,155
Octagon Investment Partners XV, Ltd., Class ER	3M US SOFR + 7.26%	07/19/2030	2,885,000	2,666,447
Sound Point CLO XVI, Ltd., Class E	3M US SOFR + 6.36%	07/25/2030	5,450,000	3,574,062
Voya CLO 2017-2, Class D	3M US SOFR + 6.28%	06/07/2030	1,925,000	1,771,547

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $44,599,273)				$45,251,907

See Notes to Financial Statements.
8	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2023

	Rate	Shares	Value
SHORT TERM INVESTMENTS(b) - 5.95%
Money Market Fund - 5.95%
First American Government Obligations Fund (Class X)	(7 Day Yield 5.28%)	13,499,007	$13,499,007

TOTAL SHORT TERM INVESTMENTS
(Cost $13,499,007)			$13,499,007

TOTAL INVESTMENTS - 145.15%
(Cost $350,410,269)			$329,259,603
LIABILITIES IN EXCESS OF OTHER ASSETS - (45.15)%			(102,414,194)
NET ASSETS - 100.00%			$226,845,409

(a)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $270,508,689, which represents 119.25% of net assets as of December 31, 2023.
(b)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Eagle Point Credit Management, LLC (the “Credit Facility”). At December 31, 2023, the value of securities pledged amounted to $329,259,603, which represents approximately 145.15% of net assets.
(c)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $315,760,597, which represents 139.20% of net assets as of December 31, 2023.
(e)	Estimated yield.
(f)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.

See Notes to Financial Statements.
Annual Report | December 31, 2023	9

Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2023

(g)	As of December 31, 2023 the Fund has commitments related to its investment in this CLO (See Note 12).
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(i)	Purchase of security was settled after 12/31/2023.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M US SOFR - 3 Month SOFR as of December 31, 2023 was 5.33%

See Notes to Financial Statements.
10	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statement of Assets and Liabilities
December 31, 2023

ASSETS:
Investments, at fair value (Cost: $350,410,269)	$329,259,603
Interest receivable	9,405,292
Fee rebate	1,137,505
Receivable for fund shares sold	524,705
Prepaid loan commitment fees	205,569
Prepaid expenses and other assets	240,294
Total Assets	340,772,968
LIABILITIES:
Credit Facility, net (see Note 9)	49,000,000
Mandatorily redeemable preferred stock (net of deferred financing costs of $662,009(a) ) (see Note 10)	44,337,991
Payable for securities purchased	17,450,000
Incentive fee payable	1,589,125
Accrued interest expense	603,891
Management fee payable	388,768
Payable to counter parties	168,318
Distributions payable on redeemable preferred stock	125,476
Payable for audit and tax service fees	116,750
Payable to transfer agent	49,834
Payable for fund accounting and administration fees	42,986
Other accrued expenses	40,334
Payable to trustees and officers	10,000
Payable for custodian fees	4,086
Total Liabilities	113,927,559
Net Assets	$226,845,409
Commitments and Contingencies (see Note 12)
NET ASSETS CONSIST OF:
Paid-in capital	$236,218,529
Total distributable earnings (accumulated losses)	(9,373,120)
Net Assets	$226,845,409
PRICING OF SHARES:
Net Assets	$226,845,409
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	11,807,537
Net Asset Value Per Share and Offering Price Per Share	$19.21

(a)	$10,000 liquidation value per share. 4,500 shares authorized, issued and outstanding.

See Notes to Financial Statements.
Annual Report | December 31, 2023	11

Flat Rock Opportunity Fund	Statement of Operations
For the Year Ended December 31, 2023

INVESTMENT INCOME:
Interest income	$51,363,559
Dividend income	428,989
Total Investment Income	51,792,548

EXPENSES:
Incentive fees	5,820,431
Management fees	4,284,172
Interest on credit facility	3,410,336
Distributions on redeemable preferred stock	2,670,000
Accounting and administration fees	449,634
Transfer agent fees and expenses	438,777
Loan issuance costs	254,073
Excise tax expenses	196,020
Audit and tax service fees	148,501
Amortization of deferred financing costs	120,103
Legal fees	78,017
Registration expenses	54,120
Printing expenses	34,355
Custodian expenses	32,215
Compliance expenses	24,000
Insurance expenses	17,326
Trustee expenses	9,994
Miscellaneous expenses	83,783
Total Expenses	18,125,857
Net Investment Income	33,666,691

REALIZED AND UNREALIZED GAIN/LOSS:
Net realized loss on:
Investments	(1,626,196)
Net change in unrealized appreciation/(depreciation) on:
Investments	5,621,457
Net Realized and Unrealized Gain on Investments	3,995,261
Net Increase in Net Assets Resulting from Operations	$37,661,952

See Notes to Financial Statements.
12	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$33,666,691	$27,950,583
Net realized loss	(1,626,196)	(246,029)
Net change in unrealized appreciation/(depreciation)	5,621,457	(31,682,221)
Net increase/(decrease) in net assets resulting from operations	37,661,952	(3,977,667)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid from earnings	(31,335,392)	(27,263,603)
Decrease in net assets from distributions to shareholders	(31,335,392)	(27,263,603)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	62,351,575	80,306,150
Reinvestment of distributions	9,780,564	8,740,818
Cost of shares repurchased	(43,791,568)	(31,341,471)
Net increase in net assets from capital share transactions	28,340,571	57,705,497
Net Increase in Net Assets	34,667,131	26,464,227

NET ASSETS:
Beginning of year	192,178,278	165,714,051
End of year	$226,845,409	$192,178,278

OTHER INFORMATION:
Share Transactions:
Shares sold	3,334,784	3,949,182
Shares issued in reinvestment of distributions	526,925	429,245
Shares repurchased	(2,320,653)	(1,572,224)
Net increase in shares outstanding	1,541,056	2,806,203

See Notes to Financial Statements.
Annual Report | December 31, 2023	13

Flat Rock Opportunity Fund	Statement of Cash Flows
For the Year Ended December 31, 2023

CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$37,661,952
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(94,701,514)
Proceeds from sale of investment securities	69,443,048
Net purchase of short-term investment securities	(11,776,593)
Amortization of premium and accretion of discount on investments, net	6,127,348
Net realized (loss) on:
Investments	1,626,196
Net change in unrealized appreciation on:
Investments	(5,621,457)
(Increase)/Decrease in assets:
Interest receivable	493,123
Prepaid loan commitment fees	213,245
Fee rebate	(628,931)
Prepaid expenses and other assets	(72,607)
Increase/(Decrease) in liabilities:
Accrued interest expense	98,224
Incentive fee payable	579,834
Management fee payable	47,722
Payable for fund accounting and administration fees	6,396
Payable to counterparties	8,818
Payable for custodian fees	(925)
Payable for audit and tax service fees	37,001
Payable to transfer agent	(4,811)
Payable to trustees and officers	10,000
Payable for excise tax	(356,111)
Other accrued expenses	(5,189)
Net cash provided by operating activities	3,184,769
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	62,042,130
Cost of shares repurchased	(43,791,568)
Borrowings on credit facility	20,250,000
Payments on credit facility	(20,250,000)
Cash distributions paid	(21,554,828)
Deferred financing costs on redeemable preferred stock	120,104
Distributions payable on redeemable preferred stock	(607)
Net cash used in financing activities	(3,184,769)
Net decrease in cash	–
Cash, beginning of year	$–
Cash, end of year	$–
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$9,780,564
Cash paid for interest on credit facility during the year was:	$3,312,112
Cash paid for interest on mandatory redeemable preferred stock:	$2,670,607

See Notes to Financial Statements.
14	www.flatrockglobal.com

Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout each of the years presented

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value - beginning of period	$18.72	$22.21	$19.70	$19.48	$19.06
Income/(loss) from investment operations:
Net investment income(a)	2.94	3.05	3.03	2.16	2.16
Net realized and unrealized gain/(loss) on investments	0.29	(3.54)	1.61	0.24	0.26
Total income/(loss) from investment operations	3.23	(0.49)	4.64	2.40	2.42
Less distributions:
From net investment income	(2.74)	(2.92)	(2.12)	(2.18)	(2.00)
From net realized gain on investments	–	(0.08)	(0.01)	–	–
Total distributions	(2.74)	(3.00)	(2.13)	(2.18)	(2.00)
Net increase/(decrease) in net asset value	0.49	(3.49)	2.51	0.22	0.42
Net asset value - end of period	$19.21	$18.72	$22.21	$19.70	$19.48
Total Return(b)	18.84%	(2.49%)	24.30%	14.50%	13.24%
Ratios/Supplemental Data:

Net assets, end of period (in thousands)	$226,845	$192,178	$165,714	$79,175	$45,007
Ratios to Average Net Assets (including interest on credit facility and distributions on redeemable preferred stock)(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	8.47%	8.73%	7.62%	5.23%	3.67%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	8.47%	8.73%	7.62%	5.37%	4.93%
Ratio of net investment income to average net assets including fee waivers and reimbursements	15.74%	14.94%	13.92%	12.37%	11.02%

See Notes to Financial Statements.
Annual Report | December 31, 2023	15

Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout each of the years presented

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	15.74%	14.94%	13.92%	12.23%	9.76%
Ratios to Average Net Assets (excluding interest on credit facility and distributions on redeemable preferred stock)(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	5.63%	5.78%	5.61%	4.53%	N/A
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.63%	5.78%	5.61%	4.67%	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements	18.58%	17.89%	15.92%	13.07%	N/A
Ratio of net investment income to average net excluding fee waivers and reimbursements	18.58%	17.89%	15.92%	12.93%	N/A
Portfolio turnover rate	23%	19%	99%	43%	52%
Credit Facility:
Aggregate principal amount, end of period (000s):	$49,000	$49,000	$37,000	$21,890	$–
Asset coverage, end of period per$1,000:(d)	5,642	4,932	5,505	4,627	–
Redeemable Preferred Stock:
Liquidation value, end of period (000s):	$45,000	$45,000	$25,000	$–	$–
Asset coverage, end of period pershare:(e)	27,197	23,730	19,078	–	–

See Notes to Financial Statements.
16	www.flatrockglobal.com

Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout each of the years presented

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Interest expense relates to the Fund’s Credit Facility (see Note 9) and includes amortization of debt issuance costs as well as distributions on mandatorily redeemable preferred stock (see Note 10).
(d)	Calculated by subtracting the Fund’s total liabilities (excluding the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund’s total assets and dividing by the outstanding Credit Facility balance.
(e)	Asset coverage ratio is calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatorily Redeemable Preferred Stock including distributions payable on Mandatorily Redeemable Preferred Stock) from the Fund’s total assets and dividing by the liquidation value of the Mandatorily Redeemable Preferred Stock. The asset coverage per share figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock.

See Notes to Financial Statements.
Annual Report | December 31, 2023	17

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long- term capital appreciation.

The Fund was formed as a Delaware statutory trust on February 12, 2018 and operates pursuant to a Second Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 10. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

18	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. The Board is responsible for fair value determination. The day-to-day implementation of the Fund's fair valuation process is performed by Flat Rock Global, LLC (the “Adviser”), under the oversight and supervision of the Board. The Adviser is not considered a valuation designee for purposes of Rule 2a-5 of the 1940 Act.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

The Fund primarily invests in the equity and, to a lesser extent, in the junior debt tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate key inputs including, but not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates - all of which are determined by considering both observable and third- party market data and prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value, and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may also invest directly in senior secured loans of U.S. middle-market companies (“Senior Loans”) (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

Annual Report | December 31, 2023	19

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

As of and during the year ended December 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or penalties.

20	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” tranche of CLO funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g., U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 -	Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report | December 31, 2023	21

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of December 31, 2023:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Equity	$–	$–	$270,508,689	$270,508,689
Collateralized Loan Obligations Debt	–	–	45,251,907	45,251,907
Short Term Investments	13,499,007	–	–	13,499,007
Total	$13,499,007	$–	$315,760,596	$329,259,603

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of December 31, 2023:

	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2022	$238,148,256	$41,364,745	$279,513,001
Accrued discount/premium	(7,735,907)	1,592,197	(6,143,710)
Realized gain/(loss)	(1,342,706)	927,513	(415,193)
Change in unrealized appreciation/(depreciation)	4,323,380	1,298,074	5,621,454
Purchases	85,065,966	21,295,494	106,361,460
Sales proceeds	(47,950,300)	(21,226,116)	(69,176,416)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of December 31, 2023	$270,508,689	$45,251,907	$315,760,596
Net change in unrealized appreciation/(depreciation) included in Statements of Operations attributable to Level 3 investments held at December 31, 2023	$2,837,396	$863,989	$3,701,385

22	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2023:

Asset	Fair Value as of 12/31/23	Valuation Techniques / Methodologies	Unobservable Input	Range / Weighted Average(2)	Impact to Valuation from an Increase in Input(3)
Collateralized Loan Obligations Equity	$185,675,132	Market Quotes	NBIB(1)	39.92 - 106.47 / 69.66	N/A
	$35,998,000	Recent Transaction	Acquisition Cost	84.26 - 100.00 /92.07	N/A
	$48,835,557	Yield Analysis	Internal Rate of Return	17.30% - 22.00% /19.21%	Decrease

Collateralized Loan Obligations Debt	$45,251,907	Market Quotes	NBIB(1)	65.58 - 100.03 / 92.60	N/A

(1)	The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Directors in conjunction with additional information compiled by Flat Rock Global, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.
(2)	Weighted averages are calculated based on fair value of investments.
(3)	The impact on fair value measurement of an increase in each unobservable input is in isolation.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Broker Quotes	Increase	Decrease
Acquisition Cost	Increase	Decrease

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid monthly in arrears, calculated based on the average daily value of total assets during such period.

Annual Report | December 31, 2023	23

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

In addition to the management fee, the Adviser in entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund's “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund's “adjusted capital,” equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund's operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

●	No incentive fee is payable in any calendar quarter in which the Fund's pre-incentive fee net investment income does not exceed the hurdle rate of 2.00% per quarter (or an annualized rate of 8.00%);

●	100% of the Fund's pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.352%. This portion of the Fund's pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.352%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund's pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.352% in any calendar quarter; and

●	15.0% of the amount of the Fund's pre-incentive fee net investment income, if any, that exceeds 2.352% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

For the period ended December 31, 2023, the Adviser earned $4,284,172 in management fees and $5,820,431 in incentive fees.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent and receives customary fees from the Fund for such services.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

U.S. Bank N.A. serves as the Fund’s custodian.

24	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor"), an affiliate of ALPS, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund.

ALPS, DST Systems Inc., U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of March, June, September and December. A repurchase offer notice will be sent to shareholders at least 21 calendar days before the repurchase request deadline. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the repurchase request deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the year ended December 31, 2023, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase 5% of the number of its outstanding shares as of the repurchase pricing dates. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	February 10, 2023	May 18, 2023	August 17, 2023	November 17, 2023
Repurchase Request Deadline	March 16, 2023	June 22, 2023	September 21, 2023	December 21, 2023
Repurchase Pricing Date	March 16, 2023	June 22, 2023	September 21, 2023	December 21, 2023
Amount Repurchased	$9,059,712	$8,992,336	$11,583,175	$14,156,344
Shares Repurchased	475,326	495,446	606,767	743,115

6. PORTFOLIO INFORMATION

Purchases and sales of securities for the year ended December 31, 2023, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$107,430,617	$69,443,048

Annual Report | December 31, 2023	25

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2023, was as follows:

		Distributions
		paid from
Ordinary	Tax-Exempt	Long-Term	Return of
Income	Income	Capital Gain	Capital	Total
$31,335,392	$–	$–	$–	$31,335,392

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2022, was as follows:

		Distributions
		paid from
Ordinary	Tax-Exempt	Long-Term	Return of
Income	Income	Capital Gain	Capital	Total
$26,473,418	$–	$790,185	$–	$27,263,603

Components of Distributable Earnings on a Tax Basis

The tax components of distributable earnings (accumulated losses) are determined in accordance with income tax regulations which may differ from the composition of net assets reported under U.S. GAAP. The amount reclassified did not affect net assets. The reclassification related to non- deductible excise taxes paid was as follows:

Paid-in Capital	Total Distributable Earnings
$(590,893)	$590,893

At December 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis for the Fund were as follows:

		Net Unrealized	Other Cumulative
Undistributed	Accumulated Capital	Appreciation/	Effect of Timing
Ordinary Income	Gains/(Losses)	(Depreciation)	Differences	Total
$33,878,153	$(8,022,277)	$(35,228,996)	$–	$(9,373,120)

26	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of December 31, 2023, with differences related to passive foreign investment companies and partnership interests, was as follows:

Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$5,079,789	$(40,308,785)	$(35,228,996)	$364,488,599

Capital Losses

As of December 31, 2023, the Fund had capital loss carryforwards which may reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the IRC and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax pursuant to the IRC. The capital loss carryforwards may be carried forward indefinitely. Capital losses carried forward for the year ended December 31, 2023, were as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term
$63,634	$7,958,643

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

CLO Risk: Investments in CLOs carry risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Annual Report | December 31, 2023	27

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility, and may have long term effects on both the U.S. and global financial markets. For example, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks. In addition, the Israel- Hamas conflict as well as the potential risk for a wider conflict could negatively affect financial markets. Geopolitical tensions introduce uncertainty into global markets. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

28	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Annual Report | December 31, 2023	29

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Fund’s Board determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.

9. BORROWINGS

The Fund entered into the Credit Agreement with certain funds and accounts managed by Eagle Point Credit Management, LLC, pursuant to which the Lenders agreed to provide the Fund with a term loan of $49,000,000 and a revolver of $6,125,000.

As of December 31, 2023, the Fund had drawn down $49,000,000 from the term loan and $0 from the revolver. The maximum amount outstanding during the period was $55,125,000. The Fund is charged an interest rate of 6.90% on the initial $28,125,000 tranche and 6.00% on the second $27,000,000 tranche, provided that the Fund maintains an investment grade credit rating from a nationally recognized statistical ratings organization, which was the case for each day for the year ended December 31, 2023. The Fund is charged a fee on the average daily unused balance of the Credit Facility of 0.75%. The average balance outstanding and weighted average interest rate for the year ended December 31, 2023 was $50,219,863 and 6.79%, respectively.

30	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

10. MANDATORILY REDEEMABLE PREFERRED STOCK

At December 31, 2023, the Fund had issued and outstanding 2,500 shares of Series A Term Preferred Shares, and 2,000 shares of Series B Term Preferred Shares. Both the Series A and Series B Term Preferred shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 2,000 and 500 shares of Series A Term Preferred Shares on October 27, 2021 and December 3, 2021, respectively. The Fund issued 2,000 shares of Series B Term Preferred Shares on January 28, 2022. The Series A Term Preferred Shares are entitled to a dividend at a rate of 6.00% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series B Term Preferred Shares are entitled to a dividend at a rate of 5.85% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on October 27, 2021 for the initial 2,000 shares issued, and December 3, 2021 for the add-on 500 shares issued. The Series B Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on January 28, 2022. Debt issuance costs related to Series A Preferred Shares of $380,131 are deferred and amortized over the period the Series A Term Preferred Shares are outstanding. Debt issuance costs related to Series B Preferred Shares of $510,000 are deferred and amortized over the period the Series B Term Preferred Shares are outstanding.

Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Unamortized Deferred Issuance Costs	Carrying Value	Fair Value as of 12/31/23
Series A	December 15, 2029	6.00%	2,500	$25,000,000	$372,918	$24,627,082	$22,967,906
Series B	March 15, 2029	5.85%	2,000	$20,000,000	$289,091	$19,710,909	$18,419,826
				$45,000,000	$662,009	$44,337,991	$41,387,732

This fair value is based on Level 3 inputs under the fair value hierarchy. The following table summarizes the valuation techniques and significant unobservable inputs that are used to estimate the fair value for the Series A Term Preferred Shares and Series B Term Preferred Shares. The Series A Term Preferred Shares and Series B Term Preferred Shares are presented on the Statement of Assets and Liabilities at the aggregate liquidation preference, net of deferred financing costs.

Assets	Fair Value as of 12/31/23	Valuation Techniques	Unobservable Inputs	Range / Weighted Average(1)	Impact to Valuation from an Increase in Input(2)
Series A Term
Preferred Shares	$22,967,906	Income Approach (Discounted Cash Flow Model)	Discount Rates	7.23% - 8.50% / 8.00%	Decrease

Series B Term
Preferred Shares	$18,419,826	Income Approach (Discounted CashFlow Model)	Discount Rates	7.23% - 8.50% / 8.00%	Decrease

(1)	Weighted averages are calculated based on fair value of investments
(2)	The impact on fair value measurement of an increase in each unobservable input is in isolation.

Annual Report | December 31, 2023	31

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2023

11. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of July 2, 2018, and was first applied to the reinvestment of cash distributions paid on or after October 26, 2018.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the shares as of such date.

12. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

The following table represents the Fund’s unfunded commitments on CLOs held by the Fund as of December 31, 2023:

	Redemption Frequency/ Expiration Date	As of December 31, 2023
Regatta Echo CLO, Ltd.	5/12/2024	$3,900,000
		$3,900,000

13. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to December 31, 2023, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
January 9, 2024	January 8, 2024	January 10, 2024	$0.23
February 9, 2024	February 8, 2024	February 13, 2024	$0.23

32	www.flatrockglobal.com

Flat Rock Opportunity Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Flat Rock Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Flat Rock Opportunity (the “Fund”) as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and administrative agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Flat Rock Global, LLC since 2018.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

February 29, 2024

Annual Report | December 31, 2023	33

Flat Rock Opportunity Fund	Additional Information
December 31, 2023 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund's first and third quarters. Copies of the Fund’s Form N-PORT (and its predecessor, Form N-Q) are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE (Rev. Feb. 2022)

FACTS	WHAT DOES FLAT ROCK OPPORTUNITY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

What?	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Opportunity Fund chooses to share; and whether you can limit this sharing.

34	www.flatrockglobal.com

Flat Rock Opportunity Fund	Additional Information
December 31, 2023 (Unaudited)

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		Does Flat Rock Opportunity Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes — to offer our products and services to you		No	We don't share
For joint marketing with other financial companies		No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences		No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness		No	We don't share
For nonaffiliates to market to you		No	We don't share
QUESTIONS?	Call (307) 500-5200

Annual Report | December 31, 2023	35

Flat Rock Opportunity Fund	Additional Information
December 31, 2023 (Unaudited)

WHO WE ARE

Who is providing this notice?	Flat Rock Opportunity Fund

WHAT WE DO

How does Flat Rock Opportunity Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Opportunity Fund collect my personal information?	We collect your personal information, for example, when you

●	Open an account
●	Provide account information
●	Give us your contact information
●	Make deposits or withdrawals from your account
●	Make a wire transfer
●	Tell us where to send the money
●	Tells us who receives the money
●	Show your government-issued ID
●	Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

●	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
●	Affiliates from using your information to market to you
●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

36	www.flatrockglobal.com

Flat Rock Opportunity Fund	Additional Information
December 31, 2023 (Unaudited)

DEFINITIONS

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

●	Flat Rock Opportunity Fund does not share with our affiliates for marketing purposes.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●	Flat Rock Opportunity Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

●	Flat Rock Opportunity Fund doesn’t jointly market.

Annual Report | December 31, 2023	37

Flat Rock Opportunity Fund	Trustees & Officers
December 31, 2023 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Trustee. The business address for each Trustee and officer of the Fund is c/o Flat Rock Opportunity Fund, 680 S. Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001, unless otherwise noted. The Fund's statement of additional information includes additional information about the Fund's Trustees and officers and is available without charge, upon request, by calling (212) 596-3413 or by visiting www.flatrockglobal.com.

TRUSTEES

Name and	Position Held	Term of Office and Time	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by	Other Directorships
Year of Birth	with the Trust	Served(1)	During Past 5 Years	Trustee(2)	Held by Trustee
Robert K.	Interested	Since	Chief Executive Officer,	3	Flat Rock Core
Grunewald	Trustee,	February	Founder, Flat Rock Global LLC		Income Fund;
(1962)*	President	2018	(2016 to Present); President		Flat Rock
	and Chief		and Chief Executive Officer of		Enhanced
	Executive		Flat Rock Core Income Fund		Income Fund;
	Officer		(2018 to present); President		Flat Rock
			and Chief Executive Officer of		Capital Corp.
Flat Rock Enhanced Income
Fund (2022 to present);
President and Chief Executive
Officer of Flat Rock Capital
Corp. (2017 to 2020); President
and Chief Investment Officer,
Business Development
Corporation of America (a
BDC) (2011 to 2015).
Marshall H.	Independent	Since	Managing Director of	3	Flat Rock Core
Durston	Trustee	August	Spaulding & Slye Investments,		Income Fund;
(1959)		2020	a wholly owned subsidiary of		Flat Rock
			Jones Lang LaSalle (2010		Enhanced
			to 2023).		Income Fund;
Flat Rock
Capital Corp.
R. Scott	Independent	Since	Partner at Human Capital	3	Flat Rock Core
Coolidge	Trustee	May 2018	Advisors (since 2015); Senior		Income Fund;
(1955)			Vice President and Vice		Flat Rock
			President, Freddie Mac		Enhanced
			(2003-2015).		Income Fund;
Flat Rock
Capital Corp.

*	Mr. Grunewald is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Flat Rock Global.
(1)	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.
(2)	The term “Fund Complex” includes the Fund, Flat Rock Core Income Fund, and Flat Rock Enhanced Income Fund.

38	www.flatrockglobal.com

Flat Rock Opportunity Fund	Trustees & Officers
December 31, 2023 (Unaudited)

OFFICERS

Name, Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Ryan Ripp	Chief Financial Officer	Since	Chief Financial Officer of Flat Rock
(1987)	and Secretary	January 2021	Global and Flat Rock Core Income
Fund (since 2021); Chief Financial
Officer of Flat Rock Enhanced
Income Fund (since 2022); Chief
Compliance Officer of Flat Rock
Global LLC and Flat Rock Core
Income Fund (2021 – 2022);
Consultant, Boston Consulting Group
(2020 to 2021); Associate, McKinsey
& Company (2017 to 2020); Senior
Associate, Equity Research, Citi
(2014 to 2016).
Shiloh Bates	Chief Investment Officer	Since	Managing Director of Flat Rock
(1974)		May 2018	Global (since 2018; Managing
Director, Benefit Street Partners
(2016-2018); Managing Director
BDCA Adviser (2012-2016).
Andy Chica	Chief Compliance Officer	Since	Chief Compliance Officer of Flat Rock
(1975)(2)		May 2022	Opportunity Fund, Flat Rock
Enhanced Income Fund and Flat Rock
Global, LLC (2022 to present);
Principal, NexTier Solutions (2022 –
present); Chief Compliance Officer
and Compliance Director, Cipperman
Compliance Services, LLC (2019 –
2022); Chief Compliance Officer,
Hatteras Funds (2007 – 2019).

(1)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(2)	The address for Andy Chica is P.O. Box 847 Morrisville, NC 27560.

Annual Report | December 31, 2023	39

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for the Flat Rock Opportunity Fund.

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant, as of the end of the period covered by this report on Form N-CSR, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant. During the period covered by this report, (i) the code was amended and restated to clarify the responsibilities of certain officers under the code and (ii) no implicit or explicit waivers to the provisions of the code of ethics were granted. The Registrant's code of ethics, as adopted on May 23, 2023, is attached as an exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Marshall H. Durston as the Fund's "audit committee financial expert," as defined in the instructions to Item 3(a) of Form N-CSR, based on the Board's review of his qualifications. Mr. Durston is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended December 31, 2022 and December 31, 2023, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $100,000 and $110,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended December 31, 2022 and December 31, 2023, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended December 31, 2022 and December 31, 2023, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $11,500 and $12,500. The tax fees for fiscal years 2022 and 2023 are related to dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended December 31, 2022 and December 31, 2023, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Fund and the Fund’s investment adviser for the fiscal year ended December 31, 2022 and December 31, 2023 were $0 and $0, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not Applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Flat Rock Opportunity Fund

Proxy Voting Policies and Procedures

Flat Rock Opportunity Fund, a Delaware statutory trust (the “Fund”), has delegated its proxy voting responsibility to its investment adviser, Flat Rock Global, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Fund’s non-interested trustees and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Fund’s portfolio securities in the best interest of its clients’ shareholders. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by each of its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision-making process disclose to the Adviser’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how the Adviser voted proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Flat Rock Opportunity Fund,

680 S Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)       Registrant’s Portfolio Managers as of December 31, 2023 are:

Name	Title	Length of Service	Business Experience 5 Years
Robert K. Grunewald	Portfolio Manager	Since February 2018	President and Chief Executive Officer of Flat Rock Enhanced Income Fund (since 2022); President and Chief Executive Officer of Flat Rock Core Income Fund (since 2020); President and Chief Executive Officer of Flat Rock Opportunity Fund (since 2018); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); Chief Executive Officer of Flat Rock Global (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011 to 2015).
Shiloh Bates	Portfolio Manager	Since May 2018	Chief Investment Officer of Flat Rock Enhanced Income Fund (since 2022); Managing Director of Flat Rock Global (since 2018); Chief Investment Officer of Flat Rock Opportunity Fund (since 2018); Managing Director, Benefit Street Partners (2016 to 2018); Managing Director, BDCA Adviser (2012 to 2016).

(a)(2) Other accounts managed by the Registrant’s Portfolio Managers as of December 31, 2023:

		Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
Name	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert K. Grunewald	Registered Investment Companies	2	$492.3M	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Shiloh Bates	Registered Investment Companies	2	$492.3M	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

We have entered into an Investment Advisory Agreement with Flat Rock Global. Certain of the executive officers, directors/trustees and finance professionals of Flat Rock Global who perform services for us on behalf of Flat Rock Global may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of Flat Rock Global, including Flat Rock Core Income and Flat Rock Enhanced Income Fund. Further, Flat Rock Global and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, Flat Rock Global, its personnel and certain of its affiliates will have conflicts of interest in allocating management time, investment opportunities, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, Flat Rock Global has policies and procedures in place designed to manage the conflicts of interest between Flat Rock Global’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and Flat Rock Global’s other clients.

(a)(3) Portfolio Manager compensation as of December 31, 2023:

Mr. Shiloh Bates is a Portfolio Manager of the Fund. Mr. Bates holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s Compensation Committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

Mr. Grunewald is a Portfolio Manager of the Fund. Mr. Grunewald holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s Compensation Committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

(a)(4) Dollar range of securities owned by the Registrant’s Portfolio Managers as of December 31, 2023:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Robert K. Grunewald	Over $1,000,000
Shiloh Bates	100,001 - $500,000

(1) Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000

(2) Beneficial ownership has been determined in accordance with Rule 15a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

(3) The dollar range of equity beneficially owned is based on the closing price of $[   ] per share on December 31, 2023.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial offer is attached hereto as EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK OPPORTUNITY FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 7, 2024

By:	/s/ Ryan Ripp
Ryan Ripp
Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	March 7, 2024